Exhibit 10.1

EXECUTION VERSION

PREFERRED STOCK REPURCHASE AGREEMENT

This Preferred Stock Repurchase Agreement (this “Agreement”) is made and entered into as of June 15, 2024, by and between Tevogen Bio Holdings Inc., a Delaware corporation (the “Company”), and SSVK Associates, LLC, a Delaware limited liability company (the “Holder”). The Company and the Holder are referred to herein as the “Parties”, and each of them individually as a “Party”.

RECITALS

WHEREAS, the Holder owns 3,613 shares (the “Shares”) of the Series B Preferred Stock, par value $0.0001 per share, of the Company (the “Preferred Stock”), which represent all the issued and outstanding shares of the Preferred Stock;

WHEREAS, the Company desires to repurchase the Shares, and the Holder desires to have the Shares repurchased by the Company, in exchange for the Consideration (as defined below), all upon the terms and conditions set forth in this Agreement (the “Repurchase”); and

WHEREAS, the Board of Directors of the Company has approved the Repurchase.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties to this Agreement hereby agree as follows:

1. Stock Repurchase.

(a) Repurchase of Shares. The Holder hereby sells, assigns, transfers, conveys, and delivers to the Company, and the Company hereby repurchases, acquires, and accepts from the Holder, the Shares, in exchange for the reassignment to and reassumption by the Company of the liabilities previously assigned to and assumed by the Holder pursuant to that certain Assignment and Assumption Agreement, dated as of February 14, 2024, by and between the Company and the Holder, as subsequently amended by that certain Amendment to Assignment and Assumption Agreement, dated as of March 15, 2024, by and between the Company and the Holder (the “Assignment Agreement”), and the recission, cancellation, and termination of the Assignment Agreement (the “Consideration”).

(b) Reassignment and Reassumption of Liabilities; Termination of Assignment Agreement. The Holder hereby reassigns, transfers, and conveys to the Company, and the Company hereby reassumes and agrees to be responsible for, and to pay, perform, and discharge or cause to be paid, performed, and discharged, all of the liabilities previously assigned to and assumed by the Holder pursuant to the Assignment Agreement, and the Assignment Agreement is hereby terminated, null and void, and of no further force and effect, and there shall be no liability thereunder on the part the Parties (the “Reassumption and Termination”).

(c) Effect of Repurchase; No Further Right in the Shares. The Holder and Company agree that, (i) following the Repurchase, the Company’s stock records shall reflect the Repurchase, and the Shares are hereby cancelled, terminated, and invalidated, (ii) the Holder no longer holds any ownership interest in the Shares or the Preferred Stock, and (iii) the Holder has no further rights, and the Company has no further obligations, in connection with the Shares or the Preferred Stock.

(d) No Opinions or Documents. The Parties acknowledge that, other than as contemplated by this Agreement, no opinions or other documents will be required to be delivered by any Party or any other person to consummate the transactions contemplated by this Agreement.

2. Representations and Warranties of the Holder. The Holder represents and warrants to the Company as of the date hereof that:

(a) The Holder is a limited liability company duly formed under the laws of the State of Delaware.

(b) The Holder has full power, legal right, authority and capacity to execute and deliver this Agreement and perform the obligations contemplated by this Agreement. The execution, delivery and performance of this Agreement and any other documents in connection herewith by Holder constitute the valid and legally binding obligations of Holder, enforceable against Holder in accordance with their respective terms.

(c) The Holder is the record and beneficial owner of the Shares, and the Holder has not, directly or indirectly, granted any option, warrant or other right to any person to acquire any of the Shares, and there are no liens, pledges, encumbrances or claims of others to such shares.

(d) The Holder has received all the information that the Holder considers necessary or appropriate for deciding whether to enter into this Agreement and to consummate the Repurchase.

(e) The Holder (i) is knowledgeable with respect to the Company and its subsidiaries, and their respective conditions (financial and otherwise), results of operations, businesses, properties, assets, liabilities, plans, management, financing and prospects and (ii) has such knowledge and experience in financial and business matters and in transactions of this type that it is capable of evaluating the merits and risks of the Repurchase and of making an informed investment decision and has so evaluated the merits and risks of the Repurchase and without reliance upon the Company, its subsidiaries or affiliates or any other person, has made its own analysis and decision to consummate the Repurchase.

(f) The Holder understands and agrees that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Holder in connection with the Repurchase constitutes legal, tax, investment, financial, accounting or other advice. The Holder has consulted such legal, tax, financial, accounting, investment and other advisors as the Holder, in the Holder’s sole discretion, has deemed necessary or appropriate in connection with the Repurchase. The Holder acknowledges and agrees that the Holder has not relied on any legal, tax, investment, financial, accounting or other advice furnished by or on behalf of the Company.

3. Representations and Warranties of the Company. The Company represents and warrants to the Holder as of the date hereof that:

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) The Company has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder and has taken all requisite action necessary to authorize the execution, delivery and performance of this Agreement. Assuming due execution and delivery of this Agreement by the Holder, this Agreement shall constitute the valid and legally binding obligation of the Company, enforceable in accordance with its terms and conditions.

(c) No Other Representations or Warranties. Except for the representations and warranties contained in this Section 3, none of the Company nor any affiliate or representative of Company has made or is making any representation or warranty of any kind or nature whatsoever, oral or written, express or implied with respect to the Company, this Agreement or the transactions contemplated by this Agreement.

4. Release.For and in consideration of the Repurchase and other mutual promises and agreements set forth herein, the Holder (on behalf of itself and its officers, directors, employees, stockholders, partners, managers, members, representatives, agents, subsidiaries, affiliates, predecessors, successors, assigns, beneficiaries, heirs, executors, insurers, personal representatives and attorneys (the foregoing, the “Representatives”)) hereby releases and forever discharges the Company and its Representatives from, and none of the Company or its Representatives shall be liable to the Holder or any of its Representatives for, any and all actions, causes of action (whether class, derivative or individual in nature, for indemnity or otherwise), suits, debts, claims, counterclaims, demands, liens, commitments, contracts, agreements, promises, liabilities, demands, damages, losses, costs, expenses and compensation of any kind or nature whatsoever, known or unknown, suspected or unsuspected, fixed or contingent, past, present or future, in law or in equity (the “Claims”), arising from or relating to the Holder’s ownership of the Shares, the Repurchase, or the Reassumption and Termination. The Holder (on behalf of itself and its Representatives) further agrees not to institute any litigation, claim or action pursuing any Claim released above against the Company or any of its Representatives.

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5. Notices. All notices and other communications hereunder shall be in writing and shall be deemed sufficiently given and served for all purposes (a) when personally delivered or given by email, (b) one business day after a writing is delivered to a national overnight courier service or (c) three business days after a writing is deposited in the United States mail, first class postage or other charges prepaid and registered, return receipt requested, in each case, addressed as set forth on the signature page hereto (or at such other address for a party as shall be specified by like notice).

6. Fees and Expenses. Each party hereto shall each pay their own respective fees, costs and expenses.

7. Further Assurances. From time to time hereafter, each Party agrees, at its own cost and expense, to do, or cause to be done, all such actions and to duly issue, execute and deliver, or cause to be issued, executed and delivered, as applicable, all such documents, notices, instruments and agreements (so far as is within its power to do so) as may be reasonably necessary or desirable to give effect to the provisions and intent of this Agreement and any ancillary documents. Each Party shall take all steps as may be necessary, and file with the relevant governmental or regulatory authorities any required documents or filings, to obtain any regulatory or governmental approvals necessary to give full effect to this Agreement and any ancillary documents and the transactions contemplated hereby and thereby.

8. Entire Agreement. This Agreement and any other agreements, documents and instruments incorporated or referenced hereby or delivered in connection herewith including any ancillary documents constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes and cancels all previous agreements and understandings, whether written or oral, between the Parties with respect to such subject matter.

9. Amendment, Modification and Waiver. No amendment of any provision of this Agreement shall be effective, unless the same shall be in writing and signed by the Parties. Any failure of a Party to comply with any obligation or agreement hereunder may only be waived in writing by the Party against whom the waiver is to be effective, but such waiver shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. No failure by a Party to take any action with respect to any breach of this Agreement or default by the other Party shall constitute a waiver of such Party’s right to enforce any provision hereof or to take any such action.

10. Succession and Assignment. This Agreement shall be binding upon, inure to the benefit of and be enforceable by and against the Parties and their respective successors and permitted assigns. Neither Party may assign any of its rights or delegate any of its obligations under this Agreement without the prior written consent of the other Party hereto.

11. Applicable Law. This Agreement and the rights and obligations of the Parties under this Agreement shall be governed by, and construed and interpreted exclusively in accordance with, the law of the State of Delaware without giving effect to any conflict of laws provisions thereof to the extent such principles or rules would require or permit the application of the laws of any jurisdiction other than those of the State of Delaware.

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12. Exclusive Jurisdiction. The Parties agree that any action seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery shall not have or declines to accept jurisdiction over a particular matter, any federal court located in the State of Delaware or other Delaware state court) (the “Chosen Courts”), and each of the Parties hereby irrevocably consents to the sole and exclusive jurisdiction of the Chosen Courts (and of the appropriate appellate courts therefrom) in any such action and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such action in any such Chosen Court or that any such action brought in any such Chosen Court has been brought in an inconvenient forum. Process in any such action may be served on any Party anywhere in the world, whether within or without the jurisdiction of any such Chosen Court. Each Party also irrevocably and unconditionally agrees that service of process on such Party may be made on such Party as provided in 5, and that service made in such manner shall be deemed effective service of process on such Party and shall have the same legal force and effect as if served upon such Party personally within the State of Delaware. Nothing herein shall be deemed to limit or prohibit service of process by any other manner as may be permitted by applicable law.

13. Waiver of Jury Trial. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS AGREEMENT, ANY ANCILLARY AGREEMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY. EACH PARTY HEREBY ACKNOWLEDGES THAT IT IS KNOWINGLY AND VOLUNTARILY WAIVING THE RIGHT TO DEMAND TRIAL BY JURY.

14. Specific Performance. The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur if any of the provisions of this Agreement were not performed in accordance with its specified terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to seek an injunction, specific performance and other equitable relief without being required to provide a bond or other security in connection with any such order or injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof to which such Party is entitled at law or in equity. Each Party agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that (a) the other Party has an adequate remedy at law or (b) an award of specific performance is not an appropriate remedy for any reason at law or equity.

15. Severability. If any provision of this Agreement is fully or in part determined to be invalid, illegal or incapable of being enforced by any rule, law or public policy, all other provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either Party. Upon such determination that any provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement to effect the original intent of the Parties as closely as possible.

16. Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to the other Party, it being understood that both Parties need not sign the same counterpart. If any signature is delivered by email delivery of a “.pdf” format data file or any electronic signature complying with the U.S. federal ESIGN Act of 2000 (e.g., www.docusign.com), such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page was an original thereof.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first set forth above.

TEVOGEN BIO HOLDINGS INC.

By:	/s/ Ryan Saadi
Name:	Ryan Saadi
Title:	Chief Executive Officer

SSVK ASSOCIATES, LLC

By:	/s/ Surendra Ajjarapu
Name:	Surendra Ajjarapu
Title:	President

[Signature Page to Preferred Stock Repurchase Agreement]